GOLDMAN SACHS TRUST

Goldman Sachs Short Duration and Government Fixed Income Funds

Class A, Class C, Institutional, Investor, Class R, Class R6 and Class P Shares

of the

Goldman Sachs Short Duration Income Fund

(the “Fund”)

Supplement dated July 1, 2021 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated July 29, 2020, as supplemented to date

The Board of Trustees of the Goldman Sachs Trust has recently approved changes to the Fund’s name, benchmark and target duration range. These changes will become effective after the close of business on July 29, 2021.

The Fund’s name will change to the “Goldman Sachs Short Duration Bond Fund.”

The Fund’s benchmark will change from the Goldman Sachs Short Duration Income Fund Composite Index, a custom benchmark comprised of the Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index (50%) and the Bloomberg Barclays U.S. 1-5 Year Government Bond Index (50%), to the Goldman Sachs Short Duration Bond Fund Composite Index, a custom benchmark comprised of the Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index (50%) and the Bloomberg Barclays U.S. 1-3 Year Government Bond Index (50%) (“Composite Index”).

The Fund’s target duration range will change to approximate that of the Composite Index plus or minus two years.

Accordingly, on July 29, 2021, the Fund’s Prospectuses, Summary Prospectuses and SAI are revised as follows:

All references in the Prospectuses, Summary Prospectuses and SAI to the “Goldman Sachs Short Duration Income Fund” are replaced with the “Goldman Sachs Short Duration Bond Fund.”

The following replaces in its entirety the seventh paragraph of the “Goldman Sachs Short Duration Income Fund—Summary—Principal Strategy” section of the Prospectuses and “Principal Strategy” section of the Summary Prospectuses:

The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Goldman Sachs Short Duration Bond Fund Composite Index plus or minus two years, and during the past five years ended May 31, 2021, the duration of this index ranged between 1.86 and 1.97 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%.

Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

The following replaces in its entirety the first paragraph of the “Goldman Sachs Short Duration Income Fund—Summary—Performance” section in the Multi-Class Prospectus and the “Performance” section in the Multi-Class Summary Prospectus:

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) the changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average total returns of the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares compare to those of certain broad-based securities market indices and to the Goldman Sachs Short Duration Bond Fund Composite Index, a custom benchmark comprised of the Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index (50%) and the Bloomberg Barclays U.S. 1-3 Year Government Bond Index (50%) (“Composite Index”). In addition, as of July 29, 2021, the Fund’s benchmark changed from the Goldman Sachs Short Duration Income Fund Composite Index, a custom benchmark comprised of the Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index (50%) and the Bloomberg Barclays U.S. 1-5 Year Government Bond Index (50%), to the Composite Index. The Investment Adviser believes that the Composite Index is a more appropriate benchmark against which to measure the Fund’s performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

The following replaces in its entirety the first paragraph of the “Goldman Sachs Short Duration Income Fund—Summary—Performance” section in the Class P Prospectus and the “Performance” section in the Class P Summary Prospectus:

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) the changes in the performance of the Fund’s Class P Shares from year to year; and (b) how the average total returns of the Fund’s Class P Shares compare to those of certain broad-based securities market indices and to the Goldman Sachs Short Duration Bond Fund Composite Index, a custom benchmark comprised of the Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index (50%) and the Bloomberg Barclays U.S. 1-3 Year Government Bond Index (50%) (“Composite Index”). In addition, as of July 29, 2021, the Fund’s benchmark changed from the Goldman Sachs Short Duration Income Fund Composite Index, a custom benchmark comprised of the Bloomberg Barclays U.S. 1-5 Year Corporate Bond Index (50%) and the Bloomberg Barclays U.S. 1-5 Year Government Bond Index (50%), to the Composite Index. The Investment Adviser believes that the Composite Index is a more appropriate benchmark against which to measure the Fund’s performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at https://www.gsam.com/content/dam/gsam/pdfs/us/en/fund-resources/monthly-highlights/retailfund-facts.pdf?sa=n&rd=n or by calling the appropriate phone number on the back cover of the Prospectus.

The following is added as the last rows in the table under “Goldman Sachs Short Duration Income Fund —Summary—Performance—Average Annual Total Return” in the Multi-Class Prospectus and under “Performance—Average Annual Total Return” in the Multi-Class Summary Prospectus:

For the period ended December 31, 2019	1 Year	5 Years	Since Inception
Bloomberg Barclays U.S. 1–3 Year Corporate Bond Index (reflects no deduction for fees or expenses)	5.30%	2.41%	2.24%
Bloomberg Barclays U.S. 1–3 Year Government Bond Index (reflects no deduction for fees or expenses)	3.59%	1.40%	1.08%
Goldman Sachs Short Duration Bond Fund Composite Index	4.44%	1.90%	1.66%

The following is added as the last rows in the table under “Goldman Sachs Short Duration Income Fund —Summary—Performance—Average Annual Total Return” in the Class P Prospectus and under “Performance—Average Annual Total Return” in the Class P Summary Prospectus:

For the period ended December 31, 2019	1 Year	Since Inception
Bloomberg Barclays U.S. 1–3 Year Corporate Bond Index (reflects no deduction for fees or expenses)	5.30%	4.23%
Bloomberg Barclays U.S. 1–3 Year Government Bond Index (reflects no deduction for fees or expenses)	3.59%	3.24%
Goldman Sachs Short Duration Bond Fund Composite Index	4.44%	3.73%

The following replaces in its entirety the first, eighth and ninth paragraphs of the “Investment Management Approach—Principal Investment Strategies—Short Duration Income Fund” section in the Prospectuses:

The Fund invests, under normal circumstances, at least 80% of its Net Assets in U.S. or foreign fixed income securities. These fixed income securities include U.S. Government Securities, including Agency Mortgage-Backed Securities, corporate debt securities, collateralized loan obligations, Private Mortgage-Backed Securities, asset-backed securities, high yield non-investment grade fixed income securities (i.e., securities rated BB+, Ba1 or below by an NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality), bank loans and emerging countries debt. Shareholders will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. The Fund may also invest in custodial receipts, municipal securities, convertible securities and securities of issuers in default. The Fund may seek to obtain exposure to these investments through investments in affiliated or unaffiliated investment companies including ETFs, the Goldman Sachs High Yield Fund, Goldman Sachs Emerging Markets Debt Fund and Goldman Sachs Local Emerging Markets Debt Fund.

The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Goldman Sachs Short Duration Bond Fund Composite Index plus or minus two years, and during the past five years ended May 31, 2021, the duration of this index ranged between 1.86 and 1.97 years.

The Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index provides a broad based measure of the global investment grade corporate sector with final maturities ranging between one and three years. The corporate sectors include industrial, utility and finance, for U.S. and non-U.S. corporations. The Bloomberg Barclays U.S. 1-3 Year U.S. Government Bond Index provides a broad based measure of securities issued by the U.S. government with final maturities ranging from one to three years. This includes public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government.

The following replaces in its entirety the third paragraph under “Investment Objectives and Policies—Core Fixed Income Fund, Bond Fund and Short Duration Income Fund” in the SAI:

The Short Duration Bond Fund uses the Goldman Sachs Short Duration Bond Fund Composite Index, which is comprised of the Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index (50%) and the Bloomberg Barclays U.S. 1-3 Year Government Bond Index (50%) (the “Composite Index”) as its performance benchmark. The Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index provides a broad based measure of the global investment grade corporate sector with final maturities ranging between one and three years. The corporate sectors include industrial, utility and finance, for U.S. and non-U.S. corporations. The Bloomberg Barclays U.S. 1-3 Year Government Bond Index provides a broad based measure of securities issued by the U.S. Government with final maturities ranging from one to three years. This includes public obligations of the U.S. Treasury, U.S. Government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. Government. In pursuing its investment objective, the Short Duration Bond Fund uses the Composite Index as its performance benchmark, but the Short Duration Bond Fund will not attempt to replicate the Composite Index. The Short Duration Bond Fund may, therefore, invest in securities that are not included in the Composite Index. The components of the Composite Index and the secondary indices are trademarks of Bloomberg Barclays. Inclusion of a security in the components of the Composite Index and the secondary indices does not imply an opinion by Bloomberg Barclays as to its attractiveness or appropriateness for investment. Although Bloomberg Barclays obtains factual information used in connection with the components of the Composite Index and the secondary indices from sources which it considers reliable, Bloomberg Barclays claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the index data.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

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